SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 28, 1998


TRANSAMERICA CONSUMER MORTGAGE RECEIVABLES CORPORATION

(as seller under a Pooling and Sericing Agreement dated as of November 1, 1998 providing for the issuance of the TFC Home Equity Loan Asset-Backed
Certificates, Series 1998-1
Transamerica Consumer Mortgage Receivables Corporation
(Exact name of registrant as specified in its charter)


              Delaware            333-00282        33-0688964
(State or Other Jurisdiction     (Commission    (I.R.S. Employer
of Incorporation)                 File Number)  Identification No.)


1150 South Olive Street, Suite 2800
Los Angeles, CA                                       90015
(Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (213) 742-4865


Item 5. Other Events
  On December 28, 1998 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated December 28, 1998.
  The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

      A.   Monthly Report Information
           See Exhibit No.1


      B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

      C.   Item 1: Legal Proceedings:  NONE

      D.   Item 2: Changes in Securities:   NONE

      E.   Item 4: Submission of Matters to a
                   Vote of Certificateholders: NONE

      F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

      Exhibit No.

         1.     Monthly Distribution Report dated December 28, 1998.


















TFC HOME EQUITY TRUST
SERIES 1998-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                    28-Dec-98

DISTRIBUTION SUMMARY

                            Pass
       Beginning       Through                                Remaining
Class    Balance          Rate     Principal      Interest     Balance
A-1 78066000.00       6.60000%    1443284.46    429363.00   76622715.54
A-2 15794000.00       5.58891%     183891.02     83367.29   15610108.98
R          0.00       0.00000%          0.00         0.00          0.00
TOTAL: 93860000.00                1627175.48    512730.29   92232824.52

(1) For Class R, remaining amounts available.


                                 LIBOR
                            Current LIBOR:           5.04891%


                    Beginning                                 Remaining
Class Cusip          Balance     Principal      Interest       Balance
A-1   87238WAA8    1000.00000     18.4880032    5.5000000   981.5119968
A-2   87238WAB6    1000.00000     11.6430936    5.2784152   988.3569064



Statement to Certificateholders
Pooling and Servicing Agreement Dated November 1, 1998
(Pursuant to Section 5.02)


      SEC. 5.02 (a)
           Class A Principal paid
           on Payment Date                      See page 1

      SEC. 5.02 (b)
           Class A Remittance Amount            See page 1

         Class A-2 Libor Difference                     0.00
         Class A-2 Libor Cumulative Difference          0.00
         Class A-2 Excess                               0.00
         Class A-2 Excess Interest                      0.00

      SEC. 5.02 (c)Certificate Balance of each
                   Class A Certificates         See page 1

                                                              Excluding
      SEC. 5.02 (d)                                             REO
          Group 1 Principal Balance           67128666.49   67128666.49
          Group 1Number of Loans                    2,920
          Group 2 Principal Balance           13050152.46   13050152.46
          Group 2 Number of Loans                     103


      SEC. 5.02 (e)(i) , (ii) Delinquency Information for
                              all Mortgage Loans

The following Delinquency, Foreclosure and REO information is not yet available from the servicer.

                                31-60 Days Delinquent
                   Count         Balance        % of Balance
Fixed  Group                   0           0.00         0.00%
Floating  Group                0           0.00         0.00%
Total *                        0           0.00

                                61-90 Days Delinquent
                   Count         Balance        % of Balance
Fixed  Group                   0           0.00         0.00%
Floating  Group                0           0.00         0.00%
Total *                        0           0.00

                                91 Days or More Delinquent
                   Count         Balance        % of Balance
Fixed  Group                   0           0.00         0.00%
Floating  Group                0           0.00         0.00%
Total *                        0           0.00


SEC. 5.02 (f)      Loans in Foreclosure
                          0-30 Days Delinquent
                   Count         Balance
Fixed  Group                   0           0.00
Floating  Group                0           0.00
Total                          0           0.00

                          31-60 Days Delinquent
                           Count        Balance
Fixed  Group                   0           0.00
Floating  Group                0           0.00
Total                          0           0.00

                          61-90 Days Delinquent
                   Count         Balance
Fixed  Group                   0           0.00
Floating  Group                0           0.00
Total                          0           0.00

                          91 Days or More Delinquent
                   Count         Balance
Fixed  Group                   0           0.00
Floating  Group                0           0.00
Total                          0           0.00


                   REO Loans
                                                Property
                   Count         Balance        Value
Fixed  Group                   0           0.00         0.00
Floating  Group                0           0.00         0.00
Total                          0           0.00         0.00

SEC. 5.02 (g)      Repurchased Loans

                                 Principal
                   Count         Balance        Book Value
Fixed  Group                   0           0.00         0.00
Floating  Group                0           0.00         0.00


SEC. 5.02 (h)
      Monthly Servicing Fee calculated
        (30 Days at .50%)                           33966.32
      Amount Reimbursed to Master Servicer
      due to Liquidation Expenses                       0.00

SEC. 5.02 (i)
          Insured Payments                              0.00


SEC. 5.02
  (j), (k), (l), (m), (n)                       Group 1      Group 2
      Liquidated Loans Principal Balance           0.00          0.00
      Liquidation Proceeds                         0.00          0.00
      Liquidation Expenses deducted from
      Liquidation proceeds                         0.00          0.00
      Liquidation Expenses not deducted from
      Liquidation proceeds                         0.00          0.00
      Net Losses                                   0.00          0.00

SEC. 5.02 (p)      Class R Distribution Amount               See page 1

SEC. 5.02 (q)
   Advances of Interest  (not available for 12/28/98 )             0.00
   Servicing Advances (ie. tax and insurance)                      0.00
   Servicing Advances Reimbursed                                   0.00
   Nonrecoverable Advances Reimbursed                              0.00

SEC. 5.02 (r)
      Cumulative Losses
                   60 Days Delinquent           90 Days Delinquent
      Group 1               0.00                        0.00
      Group 2               0.00                        0.00
      Total                 0.00                        0.00


SEC. 5.02 (t)      Outstanding Pre-Funded Amount
                   Group 1           9750000.00
                   Group 2           3250000.00

SEC. 5.02 (u)   Capitalized Interest Account Balance           28477.82

SEC. 5.02 (v)   Principal Balance of Three Largest Loans
                              Group 1                         452425.67
                              Group 2                        1589748.65

ADDITIONAL INFORMATION                          Group 1      Group 2
   Net Monthly Excess Cashflow (NMEC)           255147.51      31667.76
   O/C Deficiency Paid out of NMEC              255147.51      31667.76
   Remaining NMEC (*)                                0.00          0.00

   Scheduled Principal Collections             1188136.95     152223.26
      including prepayments, excluding REO
   Net Liquidation Proceeds                          0.00          0.00
        Less: O/C Reduction                          0.00          0.00
        Plus: O/C Deficiency Paid               255147.51      31667.76
   Group Principal Allocated                   1443284.46     183891.02
       * NMEC distributed to other group             0.00          0.00
   Total Class A payment                       1443284.46     183891.02

   End of Prd O/C Amount (O/C Deficit)          255950.95     690043.48
   Total Monthly Excess Spread                  255147.51      31667.76




                                 SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                   TRANSAMERICA CONSUMER
                   MORTGAGE RECEIVABLES CORPORATION


                                By: /s/  Janice OttRotuno
                                Name:  Janice OttRotuno
                                Title:  Vice President
                                The First National Bank Of Chicago


Dated:  December 31, 1998